Exhibit 10(b)

		       THIRTY-THIRD AGREEMENT AMENDING
		      NEW ENGLAND POWER POOL AGREEMENT



THIS THIRTY-THIRD AGREEMENT, dated as of the 1st day of December, 1996, is entered into by the signatory Participants for the amendment and restatement by them of the New England Power Pool Agreement dated as of September, 1, 1971 (the "NEPOOL Agreement"), as previously amended by thirty
(30) amendments, the most recent of which was dated as of September 1, 1995.

WHEREAS, the signatory Participants propose to restate the NEPOOL
Agreement to provide for a restructured New England Power Pool and to include as part of such restated pool agreement a NEPOOL Open Access Transmission Tariff (the "Tariff");

NOW THEREFORE, the signatory Participants hereby agree as follows:

			   SECTION I
	AMENDMENT AND RESTATEMENT OF NEPOOL AGREEMENT

The NEPOOL Agreement as in effect on December 1, 1996 (the "Prior
NEPOOL Agreement") is amended and restated, as of the effective dates provided in Section II, to read as provided in Exhibit A hereto (the "Restated NEPOOL Agreement").

			     SECTION II
	    EFFECTIVENESS OF THE THIRTY-THIRD AGREEMENT

This Thirty-Third Agreement, and the amendment and restatement provided for above, shall become effective as follows:

(1) Parts One, Two, Four and Five, of the Restated NEPOOL Agreement and all of the provisions of the Tariff shall become effective, and Sections 1 to 8, inclusive, 10, 11, 13, 14.2, 14.3, 14.4 and 16 of the Prior NEPOOL Agreement shall cease to be in effect, on March 1, 1997 or on such other date as the Federal Energy Regulatory
Commission ("Commission") shall provide that such portion of the Restated NEPOOL Agreement shall become effective (the "First
Effective Date"); and

(2) the remaining portions of the Restated NEPOOL Agreement shall become effective, and Sections 9, 12, 14.1, 14.5, 14.6, 14.7, 14.8 and 15 of the Prior NEPOOL Agreement together with the related exhibits and supplements to the Prior NEPOOL Agreement shall cease to be in effect, on July 1, 1997 or such other date on or before January 1, 1998 as the NEPOOL Management Committee may fix, after it has determined that the necessary detailed criteria, rules and standards and computer programs to implement such remaining portions of the Restated NEPOOL Agreement are in place, or on such other date or dates as the Federal Energy Regulatory Commission may fix, on its own or pursuant to the request of the Management Committee, (the "Second Effective Date").

			 SECTION III
		     INTENT OF AGREEMENT

This Thirty-Third Agreement is intended by the signatories hereto to effect a comprehensive amendment and restatement of the NEPOOL Agreement and to provide a regional open access transmission arrangement in accordance with the Restated NEPOOL Agreement and the Tariff, which is Attachment B to the Restated NEPOOL Agreement. Subject to the understandings expressed in the balance of this Section and in Section IV, the signatories agree to support the acceptance of the Thirty-Third Agreement by the Commission.

Subject to the understandings expressed in Section IV of this Agreement, in entering into this Thirty-Third Agreement the signatories expressly condition their commitment on acceptance of this Thirty-Third Agreement, including the Restated NEPOOL Agreement and the Tariff, by the Commission and any other regulatory body having jurisdiction without significant conditions or modifications. If significant conditions are imposed or significant modifications are required, the signatories reserve the right to renegotiate the Thirty-Third Agreement as a whole or to terminate it.

			     SECTION IV
		      ALTERNATIVE AMENDMENTS

The signatories have been unable to reach final agreement on two aspects of the transmission arrangements for a restructured NEPOOL which would be in effect after the five-year Transition Period provided for in the Tariff, as follows:

(a) the continued treatment of "grandfathered contracts" as Excepted Transactions; and

(b) the continuance and treatment of Participant Regional Network Service rates which differ from an average Regional Network Service rate.

It is agreed that any Participant which signs this Agreement shall be entitled to take any position before the Commission that it deems best with respect to either of these two aspects of the transmission arrangements.

However, Participants signing this Agreement are requested to consider the proposed treatment of these aspects of the transmission arrangements in the following Alternate A and Alternate B and to indicate, if they are willing, in the optional supplemental agreement on the signature page to this Agreement their position on these alternates. The alternates are as follows:

Alternate A is as follows:
1. The introductory portion of paragraph (3) of Section 25 of the Tariff shall be amended to read as follows:

(3) for the period from the effective date of the Tariff until the termination of the transmission agreement or the end of the Transition Period, whichever occurs first:

2. The description of the "Participant RNS Rate" in Schedule 9 to the Tariff shall be amended by modifying the proviso at the end of the second sentence of paragraph (4) of the Schedule to read as follows:

provided that in no event shall its pre-1997 Participant RNS Rate be less than 70% of the pre-1997 Pool PTF Rate until the end of Year Five, and thereafter shall be equal to the pre-1997 Pool PTF
Rate for Year Six and thereafter.

and by amending the proviso at the end of the third sentence of paragraph (4) of the Schedule to read as follows:

provided that in no event shall its pre-1997 Participant RNS Rate be greater than 130% of the pre-1997 Pool PTF Rate until the end of Year Five, and thereafter shall be equal to the pre-1997 Pool PTF
Rate for Year Six and thereafter.

Alternate B is as follows:
1. The introductory portion of paragraph (3) of Section 25 of the Tariff shall be amended to read as follows:

(3) for the period from the effective date of this Tariff until the termination of the transmission agreement:

2. The description of the "Participant RNS Rate"in Schedule 9 to the Tariff shall be amended by modifying the proviso at the end of the second sentence of paragraph (4) of the Schedule to read as follows:

provided that in no event shall its pre-1997 Participant
RNS Rate be less than 70% of the pre-1997 Pool PTF Rate until the end of Year Five, and thereafter shall be no less than 50% of the pre-1997 Pool PTF Rate for Year Six through Year Ten, and shall be equal to the pre-1997 Pool
PTF Rate for Year Eleven and thereafter.

and by amending the proviso at the end of the third sentence of paragraph (4) of the Schedule to read as follows:

provided that in no event shall its pre-1997 Participant
RNS Rate be greater than 130% of the pre-1997 Pool PTF
Rate until the end of Year Five and thereafter shall be no greater than 127% of the pre-1997 Pool PTF Rate for Year Six, 123% of the pre-1997 Pool PTF Rate for Year
Seven, 118% of the pre-1997 Pool PTF Rate for Year Eight,
112% of the pre-1997 Pool PTF Rate for Year Nine, 105% of the pre-1997 Pool PTF Rate for Year Ten, and shall be equal to the pre-1997 Pool PTF Rate for Year Eleven and thereafter.



			SECTION V
		 USAGE OF DEFINED TERMS

The usage in this Thirty-Third Agreement of terms which are defined in the Prior NEPOOL Agreement shall be deemed to be in accordance with the definitions thereof in the Prior NEPOOL Agreement.

		       SECTION VI
		      COUNTERPARTS

This Thirty-Third Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all the counterparts had signed the same instrument. Any signature page of this Thirty-Third Agreement may be detached from any counterpart of this Thirty-Third Agreement without impairing the legal effect of any signatures thereof, and may be attached to another counterpart of this Thirty-Third Agreement identical in form thereto but having attached to it one or more signature pages.

IN WITNESS WHEREOF, each of the signatories has caused a counterpart signature page to be executed by its duly authorized representative, as of the 1st day of December, 1996.

		     COUNTERPART SIGNATURE PAGE
		TO THIRTY-THIRD AGREEMENT AMENDING
		NEW ENGLAND POWER POOL AGREEMENT

		  DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.
			     Boston Edison Company
			     (Participant)


			     By:

			       Name:
			       Title:
			       Address:  800 Boylston Street
					 Boston, MA 02199-8001


	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				Boston Edison Company
				(Participant)


				 By:

				   Name:
				   Title:
				   Address:  800 Boylston Street
					     Boston, MA 02199-8001


			COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			    Boylston Municipal Light Department
			    (Participant)


			     By:

				Name:
				Title:
				Address:  Paul X. Tivnan Road
					  Boylston, MA 01505-0753


      SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			    Boylston Municipal Light Department
			    (Participant)


			     By:

				 Name:
				 Title:
				 Address:  Paul X. Tivnan Road
					   Boylston, MA 01505-0753

		    COUNTERPART SIGNATURE PAGE
	       TO THIRTY-THIRD AGREEMENT AMENDING
		NEW ENGLAND POWER POOL AGREEMENT

		 DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			    Central Maine Power Company
			    (Participant)


			    By:

			      Name:
			      Title:
			      Address:  83 Edison Drive
					Augusta, ME 04336-0001


   SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			       Central Maine Power Company
			       (Participant)


			       By:

				  Name:
				  Title:
				  Address:  83 Edison Drive
					    Augusta, ME 04336-0001

		      COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		   DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			   Central Vermont Public Service Corporation
			   (Participant)


			   By:

			      Name:
			      Title:
			      Address:  77 Grove Street
					Rutland, VT 05701-3400


	 SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			  Central Vermont Public Service Corporation
			  (Participant)


			  By:

			    Name:
			    Title:
			    Address:  77 Grove Street
				      Rutland, VT 05701-3400

		 COUNTERPART SIGNATURE PAGE
	      TO THIRTY-THIRD AGREEMENT AMENDING
	       NEW ENGLAND POWER POOL AGREEMENT

		  DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			     Chicopee Municipal Lighting Plant
			     (Participant)


			     By:

				Name:
				Title:
				Address:  725 Front Street
					  Chicopee, MA 01021-0405


	  SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			  Chicopee Municipal Lighting Plant
			  (Participant)


			   By:

			     Name:
			     Title:
			     Address:  725 Front Street
				       Chicopee, MA 01021-0405

		     COUNTERPART SIGNATURE PAGE
		TO THIRTY-THIRD AGREEMENT AMENDING
		 NEW ENGLAND POWER POOL AGREEMENT

		   DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

		  Connecticut Municipal Electric Energy Cooperative
		  (Participant)


		  By:

		  Name:
		  Title:
		  Address:  30 Stott Avenue
			    Norwich, CT 06360-1535


       SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

		     Connecticut Municipal Electric Energy Cooperative
		     (Participant)


		     By:

		     Name:
		     Title:
		     Address:  30 Stott Avenue
			       Norwich, CT 06360-1535

		     COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			 Fitchburg Gas and Electric Light Company
			 (Participant)


			 By:

			 Name:
			 Title:
			 Address:  6 Liberty Lane West
				   Hampton, NH 03842-1720


      SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			  Fitchburg Gas and Electric Light Company
			  (Participant)


			  By:

			    Name:
			    Title:
			    Address:  6 Liberty Lane West
				      Hampton, NH 03842-1720

		       COUNTERPART SIGNATURE PAGE
		   TO THIRTY-THIRD AGREEMENT AMENDING
		    NEW ENGLAND POWER POOL AGREEMENT

		      DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				Hingham Municipal Lighting Plant
				(Participant)


				By:

				   Name:
				   Title:
				   Address:  19 Elm Street
					     Hingham, MA 02043-2518


	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				Hingham Municipal Lighting Plant
				(Participant)


				 By:

				    Name:
				    Title:
				    Address:  19 Elm Street
					      Hingham, MA 02043-2518

		      COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			       New Hampshire Electric Cooperative, Inc.
			       (Participant)


			       By:

				  Name:
				  Title:
				  Address:  RFD 4, Box 2100
					    Tenney Mountain Highway
					    Plymouth, NH 03264-9420


	 SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			       New Hampshire Electric Cooperative, Inc.
			       (Participant)


			       By:

				  Name:
				  Title:
				  Address:  RFD 4, Box 2100
					    Tenney Mountain Highway
					    Plymouth, NH 03264-9420

		      COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				     Paxton Municipal Light Department
				     (Participant)


				      By:

					 Name:
					 Title:
					 Address:  578 Pleasant Street
						   Paxton, MA 01612-1365


	 SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			   Paxton Municipal Light Department
			   (Participant)


			   By:

			      Name:
			      Title:
			      Address:  578 Pleasant Street
					Paxton, MA 01612-1365

		      COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				The Narragansett Electric Company
				(Participant)


				 By:

				   Name:
				   Title:
				   Address:  25 Research Drive
					     Westborough, MA 01582-0001

	 SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				The Narragansett Electric Company
				(Participant)


				 By:

				    Name:
				    Title:
				    Address:  25 Research Drive
					      Westborough, MA 01582-0001

		     COUNTERPART SIGNATURE PAGE
		TO THIRTY-THIRD AGREEMENT AMENDING
		 NEW ENGLAND POWER POOL AGREEMENT

		   DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				The United Illuminating Company
				(Participant)


				By:

				  Name:
				  Title:
				  Address:  157 Church Street
					    New Haven, CT 06506-0901


	    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			       The United Illuminating Company
			       (Participant)


				By:

				   Name:
				   Title:
				   Address:  157 Church Street
					     New Haven, CT 06506-0901

		       COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		    NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			   Bangor Hydro-Electric Company
			   (Participant)


			   By:

			     Name:
			     Title:
			     Address:  33 State Street
				       Bangor, ME 04402-0932

	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				Bangor Hydro-Electric Company
				(Participant)


				By:

				   Name:
				   Title:
				   Address:  33 State Street
					     Bangor, ME 04402-0932

		      COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			    EASTERN UTILITIES ASSOCIATES COMPANIES
			     Blackstone Valley Electric Company
			     Eastern Edison Company
			     Montaup Electric Company
			     Newport Electric Company

			     (Participants)

			    By:

			       Name:
			       Title:
			       Address:  750 West Center Street
					 West Bridgewater, MA 02379-0543

	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			    EASTERN UTILITIES ASSOCIATES COMPANIES
			     Blackstone Valley Electric Company
			     Eastern Edison Company
			     Montaup Electric Company
			     Newport Electric Company

			    (Participants)

			    By:

			      Name:
			      Title:
			      Address:  750 West Center Street
					West Bridgewater, MA 02379-0543

		      COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

		      NEW ENGLAND ELECTRIC SYSTEM OPERATING COMPANIES
		       Granite State Electric Company
		       Massachusetts Electric Company
		       New England Power Company

		      (Participants)

		      By:
			Name:
			Title:
			Address:  25 Research Drive
				  Westborough, MA 01582-0001

	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

		     NEW ENGLAND ELECTRIC SYSTEM OPERATING COMPANIES
		      Granite State Electric Company
		      Massachusetts Electric Company
		      New England Power Company

		      (Participants)


		      By:
			Name:
			Title:
			Address: 25 Research Drive
				 Westborough, MA 01582-0001

		      COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

		     NORTHEAST UTILITIES SYSTEM COMPANIES
		      The Connecticut Light and Power Company
		      Holyoke Power and Electric Company
		      Holyoke Water Power Company
		      Public Service Company of New Hampshire
		      Western Massachusetts Electric Company

		     (Participants)

		     By:

		       Name:
		       Title:
		       Address:  107 Selden Street
				 Berlin, CT 06037-1616

       SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			NORTHEAST UTILITIES SYSTEM COMPANIES
			 The Connecticut Light and Power Company
			 Holyoke Power and Electric Company
			 Holyoke Water Power Company
			 Public Service Company of New Hampshire
			 Western Massachusetts Electric Company

			(Participants)

			 By:

			     Name:
			     Title:
			     Address:  107 Selden Street
			     Berlin, CT 06037-1616

		      COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			    VERMONT UTILITIES
			     Barton Village, Inc.
			     City of Burlington Electric Department
			     Central Vermont Public Service Company
			     Citizens Utilities Company
			     Green Mountain Power Corporation
			     Rochester Electric Light & Power Company
			     Town of Readsboro Electric Light Department
			     Vermont Electric Cooperative, Inc.
			     Vermont Electric Generation &
			       Transmission Cooperative, Inc.
			     Vermont Electric Power Company, Inc.
			     Vermont Marble Company
			     Vermont Public Power Supply Authority
			     Village of Enosburg Falls Water & Light Department Village of Hardwick Electric Department
			     Village of Hyde Park, Inc.
			     Village of Jacksonville
			     Village of Johnson Electric Light Department
			     Village of Ludlow Electric Light Department
			     Village of Lyndonville Electric Department
			     Village of Morrisville Water & Light Department Village of Northfield Electric Department
			     Village of Orleans Electric Department
			     Village of Stowe Water & Light Department
			     Village of Swanton
			     Washington Electric Cooperative, Inc.

			   (Participants)

			   By:  Vermont Electric Power Company, Inc.


			   By:

			      Name:
			      Title:
			      Address:   Pinnacle Ridge Avenue
					 Rutland, VT 05701

       SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			  VERMONT UTILITIES
			   Barton Village, Inc.
			   City of Burlington Electric Department
			   Central Vermont Public Service Company
			   Citizens Utilities Company
			   Green Mountain Power Corporation
			   Rochester Electric Light & Power Company
			   Town of Readsboro Electric Light Department
			   Vermont Electric Cooperative, Inc.
			   Village of Hyde Park, Inc.
			   Village of Jacksonville
			   Village of Johnson Electric Light Department
			   Village of Ludlow Electric Light Department
			   Village of Lyndonville Electric Department
			   Village of Morrisville Water & Light Department Village of Northfield Electric Department Village of Orleans Electric Department
			   Village of Stowe Water & Light Department
			   Village of Swanton
			   Washington Electric Cooperative, Inc.

			 (Participants)

			 By:  Vermont Electric Power Company, Inc.


			 By:

			    Name:
			    Title:
			    Address:   Pinnacle Ridge Avenue
				       Rutland, VT 05701

		      COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

		    UNITIL CORPORATION PARTICIPANT COMPANIES
		     Concord Electric Company
		     Exeter & Hampton Electric Company
		     UNITIL Power Corp.

		   (Participants)

		    By:
		    Name:
		    Title:
		    Address:       6 Liberty Lane West
				   Hampton, NH 03833-4547

	 SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

		   UNITIL CORPORATION PARTICIPANT COMPANIES
		    Concord Electric Company
		    Exeter & Hampton Electric Company
		    UNITIL Power Corp.

		  (Participants)

		   By:
		   Name:
		   Title:
		   Address:       6 Liberty Lane West
				  Hampton, NH 03833-4547

		   COUNTERPART SIGNATURE PAGE
	       TO THIRTY-THIRD AGREEMENT AMENDING
		 NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

		       COMMONWEALTH ENERGY SYSTEM COMPANIES
			Cambridge Electric Light Company
			Canal Electric Company
			Commonwealth Electric Company

		      (Participants)

		      By:
		      Name:
		      Title:
		      Address:        2421 Cranberry Highway
				      Wareham, MA 02571-1002

       SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

		       COMMONWEALTH ENERGY SYSTEM COMPANIES
			Cambridge Electric Light Company
			Canal Electric Company
			Commonwealth Electric Company

		       (Participants)

		       By:
			  Name:
			  Title:
			  Address:     2421 Cranberry Highway
				       Wareham, MA 92571-1002

		     COUNTERPART SIGNATURE PAGE
		TO THIRTY-THIRD AGREEMENT AMENDING
		 NEW ENGLAND POWER POOL AGREEMENT

		   DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			     Granite State Electric Company
			    (Participant)


			     By:

			     Name:
			     Title:
			     Address:  25 Research Drive
				       Westborough, MA 01582-0001

     SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			     Granite State Electric Company
			     (Participant)


			     By:

			     Name:
			     Title:
			     Address:  25 Research Drive
				       Westborough, MA 01582-0001

		     COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			     Massachusetts Electric Company
			    (Participant)


			     By:

			     Name:
			     Title:
			     Address:  25 Research Drive
				       Westborough, MA 01582-0001

     SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			  Massachusetts Electric Company
			  (Participant)


			  By:

			  Name:
			  Title:
			  Address:  25 Research Drive
				    Westborough, MA 01582-0001

		       COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		      DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

	       Massachusetts Municipal Wholesale Electric Company
	       (Participant)


	       By:

	       Name:
	       Title:
	       Address: Moody Street
			Ludlow, MA 01056-0426

	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

		 Massachusetts Municipal Wholesale Electric Company
		 (Participant)


		 By:

		   Name:
		   Title:
		   Address:  Moody Street
			     Ludlow, MA 01056-0426

		      COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			     Vermont Electric Power Company, Inc.
			     (Participant)


			     By:

			     Name:
			     Title:
			     Address:  Pinnacle Ridge Avenue
				       Rutland, VT 05701

	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			   Vermont Electric Power Company, Inc.
			   (Participant)


			   By:

			   Name:
			   Title:
			   Address:  Pinnacle Ridge Avenue
				     Rutland, VT 05701

		   COUNTERPART SIGNATURE PAGE
	       TO THIRTY-THIRD AGREEMENT AMENDING
		 NEW ENGLAND POWER POOL AGREEMENT

		  DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			     New England Power Company
			     (Participant)


			     By:

			     Name:
			     Title:
			     Address:  25 Research Drive
				       Westborough, MA 01582-0001

SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			 New England Power Company
			(Participant)


			 By:

			   Name:
			   Title:
			   Address:  25 Research Drive
				     Westborough, MA 01582-0001

			COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				    AGF, Inc.
				    (Participant)


				    By:

					Name:
					Title:
					Address:  816 Elm Street
						  Manchester, NH 03101

	   SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

					AGF, Inc.
					(Participant)


					By:

					  Name:
					  Title:
					  Address:  816 Elm Street
						    Manchester, NH 03101

		       COUNTERPART SIGNATURE PAGE
		   TO THIRTY-THIRD AGREEMENT AMENDING
		    NEW ENGLAND POWER POOL AGREEMENT

		      DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				  AIG Trading Corporation
				 (Participant)


				  By:

				    Name:
				    Title:
				    Address:  One Greenwich Plaza
					      Greenwich, CT 06830

      SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			      AIG Trading Corporation
			      (Participant)


			      By:

				Name:
				Title:
				Address:  One Greenwich Plaza
					  Greenwich, CT 06830

			   COUNTERPART SIGNATURE PAGE
		      TO THIRTY-THIRD AGREEMENT AMENDING
		       NEW ENGLAND POWER POOL AGREEMENT

			 DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			       Alternate Power Source, Inc.
			       (Participant)


			       By:

				 Name:
				 Title:
				 Address:  200 Clarendon Street
					   Boston, MA 02116

	 SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			      Alternate Power Source, Inc.
			      (Participant)


			      By:

				Name:
				Title:
				Address:  200 Clarendon Street
					  Boston, MA 02116

		    COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			      ANP Energy Direct Company
			      (Participant)


			      By:

				 Name:
				 Title:
				 Address:  108 National Street
					   Milford, MA 01757

	  SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				 ANP Energy Direct Company
				 (Participant)


				 By:

				   Name:
				   Title:
				   Address:  108 National Street
					     Milford, MA 01757

		    COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				  Aquila Power Corporation
				  (Participant)


				  By:

				    Name:
				    Title:
				    Address:  10700 East 350 Highway
					      Kansas City, MO 64138

	  SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			       Aquila Power Corporation
			       (Participant)


			       By:

				  Name:
				  Title:
				  Address:  10700 East 350 Highway
					    Kansas City, MO 64138

			   COUNTERPART SIGNATURE PAGE
		       TO THIRTY-THIRD AGREEMENT AMENDING
			NEW ENGLAND POWER POOL AGREEMENT

			  DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			      Ashburnham Municipal Light Plant
			      (Participant)


			       By:

				 Name:
				 Title:
				 Address:  86 Central Street
					   Ashburnham, MA 01430-0823

	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				 Ashburnham Municipal Light Plant
				 (Participant)


				 By:

				   Name:
				   Title:
				   Address:  86 Central Street
					     Ashburnham, MA 01430-0823

		      COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			    Belmont Municipal Light Department
			    (Participant)


			    By:

			      Name:
			      Title:
			      Address:  450 Concord Avenue
					Belmont, MA 02178-0907

	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			    Belmont Municipal Light Department
			    (Participant)


			    By:

			      Name:
			      Title:
			      Address:  450 Concord Avenue
					Belmont, MA 02178-0907

		   COUNTERPART SIGNATURE PAGE
		TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			   Berkshire Power Development, Inc.
			   (Participant)


			   By:

			     Name:
			     Title:
			     Address:  50 Rowes Wharf, Suite 400
				       Boston, MA 02110

       SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			  Berkshire Power Development, Inc.
			  (Participant)


			  By:

			    Name:
			    Title:
			    Address:  50 Rowes Wharf, Suite 400
				      Boston, MA 02110

		       COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			      Cincinnati Gas & Electric Company
			      (Participant)


			      By:

				Name:
				Title:
				Address:  139 East Fourth Street
					  Cincinnati, OH 45201

       SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

		       Cincinnati Gas & Electric Company
		       (Participant)


		       By:

			 Name:
			 Title:
			 Address:  139 East Fourth Street
				   Cincinnati, OH 45201

		     COUNTERPART SIGNATURE PAGE
		TO THIRTY-THIRD AGREEMENT AMENDING
		 NEW ENGLAND POWER POOL AGREEMENT

		   DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			     Citizens Lehman Power Sales
			     (Participant)


			     By:

				 Name:
				 Title:
				 Address:  530 Atlantic Avenue
					   Boston, MA 02110

   SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				   Citizens Lehman Power Sales
				   (Participant)


				   By:

				      Name:
				      Title:
				      Address:  530 Atlantic Avenue
						Boston, MA 02110

			  COUNTERPART SIGNATURE PAGE
		    TO THIRTY-THIRD AGREEMENT AMENDING
		     NEW ENGLAND POWER POOL AGREEMENT

			DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				 CNG Power Services Corporation
				 (Participant)


				 By:

				   Name:
				   Title:
				   Address:  One Park Ridge Center
					     Pittsburgh, PA 15244-0746

	 SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			      CNG Power Services Corporation
			      (Participant)


			       By:

				 Name:
				 Title:
				 Address:  One Park Ridge Center
					   Pittsburgh, PA 15244-0746

		    COUNTERPART SIGNATURE PAGE
	       TO THIRTY-THIRD AGREEMENT AMENDING
		 NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			       Concord Municipal Light Plant
			       (Participant)


			       By:

				 Name:
				 Title:
				 Address:  135 Keyes Road
					   Concord, MA 01742-1601

       SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			      Concord Municipal Light Plant
			      (Participant)


			       By:

				 Name:
				 Title:
				 Address:  135 Keyes Road
					   Concord, MA 01742-1601

		    COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			       Danvers Electric Department
			       (Participant)


			       By:

				 Name:
				 Title:
				 Address:  2 Burroughs Street
					   Danvers, MA 01923-2702

       SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				 Danvers Electric Department
				 (Participant)


				 By:

				   Name:
				   Title:
				   Address:  2 Burroughs Street
					     Danvers, MA 01923-2702

		      COUNTERPART SIGNATURE PAGE
		TO THIRTY-THIRD AGREEMENT AMENDING
		 NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

	       Duke/Louis Dreyfus Energy Services (New England) L.L.C.
	       (Participant)


	       By:
		 Name:
		 Title:
		 Address:  10 Westport Road
			   Wilton, CT 06897

	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

	     Duke/Louis Dreyfus Energy Services (New England) L.L.C.
	     (Participant)


	     By:

	       Name:
	       Title:
	       Address:  10 Westport Road
			 Wilton, CT 06897

		    COUNTERPART SIGNATURE PAGE
		TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		   DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			     Eastern Power Distribution, Inc.
			     (Participant)


			     By:

			       Name:
			       Title:
			       Address:  2900 Eisenhower Avenue
					 Suite 300
					 Alexandria, VA 22314

       SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			    Eastern Power Distribution, Inc.
			    (Participant)


			    By:

			      Name:
			      Title:
			      Address:  2900 Eisenhower Avenue
					Suite 300
					Alexandria, VA 22314

		     COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				 Electric Clearinghouse, Inc.
				 (Participant)


				 By:

				   Name:
				   Title:
				   Address:  13430 Northwest Freeway
					     Suite 1200
					     Houston, TX 77040-6095

	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				Electric Clearinghouse, Inc.
				(Participant)


				 By:

				   Name:
				   Title:
				   Address:  13430 Northwest Freeway
					     Suite 1200
					     Houston, TX 77040-6095

		      COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		    NEW ENGLAND POWER POOL AGREEMENT

		      DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				    Energy Choice, L.L.C.
				    (Participant)


				     By:

				       Name:
				       Title:
				       Address:  6000 Ocean Boulevard
						 Ocean Ridge, FL 33435

      SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				  Energy Choice, L.L.C.
				  (Participant)


				   By:

				     Name:
				     Title:
				     Address:  6000 Ocean Boulevard
					       Ocean Ridge, FL 33435

		      COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			      Enron Capital & Trade Resources
			      (Participant)


			      By:

				Name:
				Title:
				Address:  1400 Smith Street
					  Houston, TX 77002-7361

     SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			  Enron Capital & Trade Resources
			  (Participant)


			  By:

			    Name:
			    Title:
			    Address:  1400 Smith Street
				      Houston, TX 77002-7361

		      COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			      Federal Energy Sales, Inc.
			     (Participant)


			      By:

			       Name:
			       Title:
			       Address:  3222 North Ridge Road
					 Elyria, OH 44035

       SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				    Federal Energy Sales, Inc.
				    (Participant)


				    By:

				       Name:
				       Title:
				       Address:  3222 North Ridge Road
						 Elyria, OH 44035

		      COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			Georgetown Municipal Light Department
			(Participant)


			By:

			  Name:
			  Title:
			  Address:  Moulton & West Main Streets
				    Georgetown, MA 01833

	 SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			Georgetown Municipal Light Department
			(Participant)


			By:

			   Name:
			   Title:
			   Address:  Moulton & West Main Streets
				     Georgetown, MA 01833

		    COUNTERPART SIGNATURE PAGE
		TO THIRTY-THIRD AGREEMENT AMENDING
		 NEW ENGLAND POWER POOL AGREEMENT

		   DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				     Global Petroleum Corporation
				     (Participant)


				     By:

				       Name:
				       Title:
				       Address:  800 South Street
				       Waltham, MA 02154

	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			      Global Petroleum Corporation
			      (Participant)


			       By:

				 Name:
				 Title:
				 Address:  800 South Street
					   Waltham, MA 02154

		    COUNTERPART SIGNATURE PAGE
	       TO THIRTY-THIRD AGREEMENT AMENDING
		NEW ENGLAND POWER POOL AGREEMENT

		  DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				 Great Bay Power Corporation
				 (Participant)


				 By:

				   Name:
				   Title:
				   Address:  20 Ladd Street, Suite 202
					     Portsmouth, NH 03801-4080

	  SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				     Great Bay Power Corporation
				     (Participant)


				     By:

				       Name:
				       Title:
				       Address:  20 Ladd Street, Suite 202
						 Portsmouth, NH 03801-4080

			   COUNTERPART SIGNATURE PAGE
		      TO THIRTY-THIRD AGREEMENT AMENDING
		       NEW ENGLAND POWER POOL AGREEMENT

			 DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			       Groton Electric Light Department
			       (Participant)


			       By:

				   Name:
				   Title:
				   Address:  23 Station Avenue
					     Groton, MA 01450

       SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			  Groton Electric Light Department
			  (Participant)


			  By:

			    Name:
			    Title:
			    Address:  23 Station Avenue
				      Groton, MA 01450

		     COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			       Holden Municipal Light Department
			       (Participant)


				By:

				    Name:
				    Title:
				    Address:  Reservoir Street
					      Holden, MA 01520

	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			      Holden Municipal Light Department
			      (Participant)


			      By:

				 Name:
				 Title:
				 Address:  Reservoir Street
					   Holden, MA 01520

			COUNTERPART SIGNATURE PAGE
		    TO THIRTY-THIRD AGREEMENT AMENDING
		     NEW ENGLAND POWER POOL AGREEMENT

		       DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			      Holyoke Gas and Electric Department
			      (Participant)


			       By:

				   Name:
				   Title:
				   Address:  70 Suffolk Street
					     Holyoke, MA 01040

	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			 Holyoke Gas and Electric Department
			 (Participant)


			 By:

			   Name:
			   Title:
			   Address:  70 Suffolk Street
				     Holyoke, MA 01040

		    COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				  Houlton Water Company
				  (Participant)


				  By:

				    Name:
				    Title:
				    Address:  21 Bangor Street
					      Houlton, ME 04730

       SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				   Houlton Water Company
				   (Participant)


				   By:

				     Name:
				     Title:
				     Address:  21 Bangor Street
					       Houlton, ME 04730

		   COUNTERPART SIGNATURE PAGE
	      TO THIRTY-THIRD AGREEMENT AMENDING
	       NEW ENGLAND POWER POOL AGREEMENT

		 DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			  Hudson Light and Power Department
			  (Participant)


			  By:

			    Name:
			    Title:
			    Address:  49 Forest Avenue
				      Hudson, MA 01749

	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			   Hudson Light and Power Department
			   (Participant)


			   By:

			       Name:
			       Title:
			       Address:  49 Forest Avenue
					 Hudson, MA 01749

		  COUNTERPART SIGNATURE PAGE
	     TO THIRTY-THIRD AGREEMENT AMENDING
	      NEW ENGLAND POWER POOL AGREEMENT

		 DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			  Hull Municipal Lighting Plant
			  (Participant)


			  By:

			   Name:
			   Title:
			   Address:  15 Edgewater Road
				     Hull, MA 02045-2714

	 SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			    Hull Municipal Lighting Plant
			    (Participant)


			    By:

			      Name:
			      Title:
			      Address:  15 Edgewater Road
					Hull, MA 02045-2714

		    COUNTERPART SIGNATURE PAGE
		TO THIRTY-THIRD AGREEMENT AMENDING
		 NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			    Indeck-Pepperell Power Associates, Inc.
			    (Participant)


			    By:

			      Name:
			      Title:
			      Address:  212 Carnegie Center, Suite 206
					Princeton, NJ 08540

	 SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			 Indeck-Pepperell Power Associates, Inc.
			 (Participant)


			 By:

			   Name:
			   Title:
			   Address:  212 Carnegie Center, Suite 206
				     Princeton, NJ 08540

			   COUNTERPART SIGNATURE PAGE
		      TO THIRTY-THIRD AGREEMENT AMENDING
		       NEW ENGLAND POWER POOL AGREEMENT

			  DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			   Ipswich Municipal Light Department
			   (Participant)


			   By:

			      Name:
			      Title:
			      Address:  272 High Street
					Ipswich, MA 01938-0151

	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

		       Ipswich Municipal Light Department
		       (Participant)


		       By:

			 Name:
			 Title:
			 Address:  272 High Street
				   Ipswich, MA 01938-0151

		       COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			       KCS Power Marketing, Inc.
			       (Participant)


			       By:

				 Name:
				 Title:
				 Address:  379 Thornall Street
					   Edison, NJ 08837


	 SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			       KCS Power Marketing, Inc.
			       (Participant)


			       By:

				 Name:
				 Title:
				 Address:  379 Thornall Street
					   Edison, NJ 08837

		     COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			    KOCH Power Services, Inc.
			    (Participant)


			    By:

			       Name:
			       Title:
			       Address:  600 Travis Street
					 Houston, TX 77002


      SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			       KOCH Power Services, Inc.
			       (Participant)


			       By:

				  Name:
				  Title:
				  Address:  600 Travis Street
					    Houston, TX 77002

		     COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				LG&E Power Marketing Inc.
				(Participant)


				By:

				  Name:
				  Title:
				  Address:  12500 Fair Lakes Circle, Ste #350
				  Fairfax, Virginia 22033


	  SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			       LG&E Power Marketing Inc.
			       (Participant)


			       By:

				 Name:
				 Title:
				 Address:   12500 Fair Lakes Circle, Ste #350
					    Fairfax, Virginia 22033

		       COUNTERPART SIGNATURE PAGE
		   TO THIRTY-THIRD AGREEMENT AMENDING
		    NEW ENGLAND POWER POOL AGREEMENT

		      DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

		     Littleton Electric Light & Water Department
		     (Participant)


		     By:

		       Name:
		       Title:
		       Address:  39 Ayer Road
				 Litteton, MA 01460-3406


	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

		    Littleton Electric Light & Water Department
		    (Participant)


		    By:

		       Name:
		       Title:
		       Address:  39 Ayer Road
				 Littleton, MA 01460-3406

		   COUNTERPART SIGNATURE PAGE
	       TO THIRTY-THIRD AGREEMENT AMENDING
		NEW ENGLAND POWER POOL AGREEMENT

		  DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			       Mansfield Municipal Electric Department
			       (Participant)


			       By:

				 Name:
				 Title:
				 Address:  50 West Street
					   Mansfield, MA 02048-2404


	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			 Mansfield Municipal Electric Department
			 (Participant)


			 By:

			   Name:
			   Title:
			   Address:      50 West Street
					 Mansfield, MA 02048-2404

		   COUNTERPART SIGNATURE PAGE
	      TO THIRTY-THIRD AGREEMENT AMENDING
	       NEW ENGLAND POWER POOL AGREEMENT

		 DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			 Marblehead Municipal Light Department
			 (Participant)


			 By:

			   Name:
			   Title:
			   Address:  80 Commercial Street
				     Marblehead, MA 01945-0369

     SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			Marblehead Municipal Light Department
			(Participant)


			By:

			    Name:
			    Title:
			    Address:  80 Commercial Street
				      Marblehead, MA 01945-0369

		       COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			   Merrimac Municipal Light Department
			   (Participant)


			   By:

			     Name:
			     Title:
			     Address:  2 School Street
				       Merrimac, MA 01860-1915


	  SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			     Merrimac Municipal Light Department
			     (Participant)


			     By:

				Name:
				Title:
				Address:  2 School Street
					  Merrimac, MA 01860-1915

		       COUNTERPART SIGNATURE PAGE
		   TO THIRTY-THIRD AGREEMENT AMENDING
		    NEW ENGLAND POWER POOL AGREEMENT

		      DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			  Middleborough Gas and Electric Department
			  (Participant)


			  By:

			     Name:
			     Title:
			     Address:  32 South Main Street
				       Middleborough, MA 02346

	 SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

		      Middleborough Gas and Electric Department
		      (Participant)


		      By:

			  Name:
			  Title:
			  Address:  32 South Main Street
				    Middleborough, MA 02346

		  COUNTERPART SIGNATURE PAGE
	     TO THIRTY-THIRD AGREEMENT AMENDING
	      NEW ENGLAND POWER POOL AGREEMENT

		DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			     Middleton Municipal Electric Department
			     (Participant)


			     By:

				  Name:
				  Title:
				  Address:  197 North Main Street
					    Middleton, MA 01949-0168


	  SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			  Middleton Municipal Electric Department
			  (Participant)


			  By:

			     Name:
			     Title:
			     Address:  197 North Main Street
				       Middleton, MA 01949-0168

		    COUNTERPART SIGNATURE PAGE
		TO THIRTY-THIRD AGREEMENT AMENDING
		 NEW ENGLAND POWER POOL AGREEMENT

		   DATED AS OF DECEMBER 1, 1996

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			      Milford Power Limited Partnership
			      (Participant)


			      By:

				 Name:
				 Title:
				 Address:  c/o ENRON Capitol & Trade
					   1400 Smith Street, Suite 2834
					   Houston, TX 77002

	      SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				Milford Power Limited Partnership
				(Participant)


				 By:

				    Name:
				    Title:
				    Address:  c/o ENRON Capitol & Trade
					      1400 Smith Street, Suite 2834
					      Houston, TX 77002

			    COUNTERPART SIGNATURE PAGE
		       TO THIRTY-THIRD AGREEMENT AMENDING
			NEW ENGLAND POWER POOL AGREEMENT

			  DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				     Morgan Stanley & Co., Inc.
				     (Participant)


				     By:

					Name:
					Title:
					Address:  1585 Broadway
						  New York, NY 10036


	 SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				   Morgan Stanley & Co., Inc.
				   (Participant)


				   By:

				      Name:
				      Title:
				      Address:  1585 Broadway
						New York, NY 10036

		  COUNTERPART SIGNATURE PAGE
	      TO THIRTY-THIRD AGREEMENT AMENDING
	       NEW ENGLAND POWER POOL AGREEMENT

		 DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				   Multi-Energies USA, Inc.
				   (Participant)


				    By:

				      Name:
				      Title:
				      Address:  c/o KPMG
						2000 McGill College Avenue
						Suite 1000
						Montreal, Quebec H3A3N4

	   SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				     Multi-Energies USA, Inc.
				     (Participant)


				      By:

					 Name:
					 Title:
					 Address:  c/o KPMG
						   2000 McGill College Avenue
						   Suite 1000
						   Montreal, Quebec H3A3N4

		       COUNTERPART SIGNATURE PAGE
		   TO THIRTY-THIRD AGREEMENT AMENDING
		    NEW ENGLAND POWER POOL AGREEMENT

		      DATED AS OF DECEMBER 1, 1996

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				  Natural Resources Group
				  (Participant)


				   By:

				      Name:
				      Title:
				      Address:  111 Broadway
						New York, NY 10006

	  SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				   Natural Resources Group
				   (Participant)


				   By:

				      Name:
				      Title:
				      Address:     111 Broadway
						   New York, NY 10006

		    COUNTERPART SIGNATURE PAGE
	       TO THIRTY-THIRD AGREEMENT AMENDING
		 NEW ENGLAND POWER POOL AGREEMENT

		   DATED AS OF DECEMBER 1, 1996

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			      North American Energy Conservation Inc.
			      (Participant)


			      By:

				 Name:
				 Title:
				 Address:  280 Park Avenue
					   Suite 2700 West
					   New York, NY 10017

	  SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			 North American Energy Conservation Inc.
			 (Participant)


			 By:

			     Name:
			     Title:
			     Address:  280 Park Avenue
				       Suite 2700 West
				       New York, NY 10017

		     COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			   North Attleborough Electric Department
			   (Participant)

			   By:

				Name:
				Title:
				Address:  275 Landry Avenue
					  North Attleborough, MA 02761-0790

       SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			    North Attleborough Electric Department
			    (Participant)

			    By:

				Name:
				Title:
				Address:  275 Landry Avenue
					  North Attleborough, MA 02761-0790


			    COUNTERPART SIGNATURE PAGE
		       TO THIRTY-THIRD AGREEMENT AMENDING
			NEW ENGLAND POWER POOL AGREEMENT

			  DATED AS OF DECEMBER 1, 1996

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				    Norwood Municipal Light Department
				    (Participant)

				    By:

				       Name:
				       Title:
				       Address:  206 Central Street
						 Norwood, MA 02062-3567

	SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			       Norwood Municipal Light Department
			       (Participant)

			       By:

				  Name:
				  Title:
				  Address:  206 Central Street
					    Norwood, MA 02062-3567

			 COUNTERPART SIGNATURE PAGE
		    TO THIRTY-THIRD AGREEMENT AMENDING
		     NEW ENGLAND POWER POOL AGREEMENT

		       DATED AS OF DECEMBER 1, 1996

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			     PacifiCorp Power Marketing, Inc.
			     (Participant)

			     By:

				Name:
				Title:
				Address:  70 West Red Oak Lane
					  White Plains, NY 10604-3602

	   SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			       PacifiCorp Power Marketing, Inc.
			       (Participant)

			       By:

				   Name:
				   Title:
				   Address:  70 West Red Oak Lane
					     White Plains, NY 10604-3602

		      COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			     PanEnergy Power Services, Inc.
			     (Participant)

			     By:

				 Name:
				 Title:
				 Address:  5400 Westheimer Court
					   Houston, TX 77056

	  SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			     PanEnergy Power Services, Inc.
			     (Participant)

			     By:

				Name:
				Title:
				Address:  5400 Westheimer Court
					  Houston, TX 77056

			COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		     DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

		     Pascoag Fire District - Electric Department
		     (Participant)


		     By:

			Name:
			Title:
			Address:  55 South Main Street
				  Pascoag, RI 02859-0107

	 SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

		     Pascoag Fire District - Electric Department
		     (Participant)


		     By:

			  Name:
			  Title:
			  Address:  55 South Main Street
				    Pascoag, RI 02859-0107

		     COUNTERPART SIGNATURE PAGE
		TO THIRTY-THIRD AGREEMENT AMENDING
		 NEW ENGLAND POWER POOL AGREEMENT

		   DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			 Peabody Municipal Light Plant
			 (Participant)


			 By:

			    Name:
			    Title:
			    Address:  70 Endicott Street
				      Peabody, MA 01960-4208

	  SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

			 Peabody Municipal Light Plant
			 (Participant)


			 By:

			      Name:
			      Title:
			      Address:  70 Endicott Street
					Peabody, MA 01960-4208

		      COUNTERPART SIGNATURE PAGE
		 TO THIRTY-THIRD AGREEMENT AMENDING
		  NEW ENGLAND POWER POOL AGREEMENT

		    DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

				   Phibro Inc.
				   (Participant)


				    By:

				      Name:
				      Title:
				      Address: 500 Nyala Farms
					       Westport, CT 06880-6262

	    SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, the undersigned further agrees that in the event either Alternate A or Alternate B, as described in Section IV of the foregoing Agreement, is chosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

				   Philbro, Inc.
				   (Participant)


				   By:

					Name:
					Title:
					Address:  500 Nyala Farms
						  Westport, CT 06880-6262

			  COUNTERPART SIGNATURE PAGE
		   TO THIRTY-THIRD AGREEMENT AMENDING
		    NEW ENGLAND POWER POOL AGREEMENT

		       DATED AS OF DECEMBER 1, 1996


The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			    Plum Street Enterprises, Inc.
			    (Participant)


			    By:

			       Name:
			       Title:
			       Address:  P.O. Box 5001
					 Syracuse, NY 13250-5001

	  SUPPLEMENTAL AGREEMENT WITH RESPECT TO ALTERNATES A & B

The undersigned agrees that either Alternate A or Alternate B as described in Section IV of the foregoing Agreement will be acceptable to it if chosen and accepted by the Commission without significant modifications. Accordingly, theosen and accepted without significant modifications by the Commission, the Tariff shall be deemed to be automatically amended, effective 30 days after the issuance of the Commission's order, to incorporate the accepted Alternate.

		      North Attleborough Electric Department
		      (Participant)

		      By:

			    Name:
			    Title:
			     Address:  275 Landry Avenue
				       North Attleborough, MA 02761-0790


			COUNTERPART SIGNATURE PAGE
		  TO THIRTY-THIRD AGREEMENT AMENDING
		   NEW ENGLAND POWER POOL AGREEMENT

		      DATED AS OF DECEMBER 1, 1996

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by thirty (30) amendments the most recent of which was dated as of September 1, 1995.

			     Norwood Municipal Light Department
			     (Participant)

			     By:

				Name:
				Title:
				Address:  206 Central Street